UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2017

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WESTERN REFINING, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 North Clark Drive El Paso, Texas 79905
(Address of principal executive office) (Zip Code)

(915) 775-3300
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 24, 2017, Western Refining, Inc. (“Western Refining”) held a special meeting of its stockholders (the “Special Meeting”) in connection with the merger transaction (“Merger”) contemplated by the Agreement and Plan of Merger, dated as of November 16, 2016 (the “Merger Agreement”), as such agreement may be amended from time to time, among Western Refining, Tesoro Corporation (“Tesoro”), Tahoe Merger Sub 1, Inc. and Tahoe Merger Sub 2, LLC.

As of the close of business on February 10, 2017, the record date for the Special Meeting, there were 108,698,408 outstanding shares of Western Refining common stock. 88,240,033 shares of Western Refining’s common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting is set forth below:

1.	Proposal to adopt the Merger Agreement.

For	Against	Abstentions	Broker Non-Votes

87,404,208	541,123	294,702	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Western Refining common stock entitled to vote at the Special Meeting.

2.	Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

For	Against	Abstentions	Broker Non-Votes

81,237,869	6,703,058	299,106	0

The proposal was approved, having received “for” votes from a majority of the shares of Western Refining common stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

3.	Proposal to approve, by a non-binding, advisory vote, certain compensation that may be paid or become payable to Western Refining’s named executive officers that is based on or otherwise relates to the Merger.

For	Against	Abstentions	Broker Non-Votes

75,961,355	11,678,435	600,243	0

The proposal was approved, having received “for” votes from a majority of the shares of Western Refining common stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

4.	Proposal to approve, by a non-binding advisory vote, an amendment to the certificate of incorporation of Tesoro to increase the number of authorized shares of Tesoro common stock from 200 million to 300 million.

For	Against	Abstentions	Broker Non-Votes

86,360,467	1,427,059	452,507	0

The proposal was approved, having received “for” votes from a majority of the shares of Western Refining common stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

Item 8.01 Other Events.

On March 24, 2017, Western Refining issued a press release announcing the results of the Special Meeting and of the special meeting of Tesoro stockholders held on March 24, 2017. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 – Press release of Western Refining, Inc., dated March 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2017

WESTERN REFINING, INC.

By:	/s/ Karen B. Davis
Name:	Karen B. Davis
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Western Refining, Inc., dated March 24, 2017.